                                                                    EXHIBIT 99.8


CASE NAME:      KEVCO DISTRIBUTION, LP                             ACCRUAL BASIS

CASE NUMBER:    401-40789-BJH-11

JUDGE:          BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002
                                        --------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                        TREASURER
---------------------------------------               --------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                         APRIL 22, 2002
---------------------------------------               --------------------------
Printed Name of Responsible Party                                Date


PREPARER:

/s/ DENNIS S. FAULKNER                                   DEBTOR'S ACCOUNTANT
---------------------------------------               --------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                         APRIL 22, 2002
---------------------------------------               --------------------------
Printed Name of Preparer                                         Date

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 1

CASE NUMBER:    401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                       SCHEDULED             MONTH                MONTH                MONTH
ASSETS                                                  AMOUNT               JAN-02               FEB-02               MAR-02
------                                                -----------         ------------         ------------         ------------
1.  Unrestricted Cash (FOOTNOTE)                           41,421                    0                    0                    0
2.  Restricted Cash

3.  Total Cash                                             41,421                    0                    0                    0
4.  Accounts Receivable-Net
    (FOOTNOTE)                                         17,545,859              314,759              314,759              314,759
5.  Inventory (FOOTNOTE)                               27,611,039
6.  Notes Receivable
7.  Prepaid Rent                                          236,697
8.  Other (Attach List)                                   303,392
9.  Total Current Assets                               45,738,408              314,759              314,759              314,759
10. Property, Plant & Equipment                        22,049,500            9,739,582            9,739,582            9,739,582
11. Less: Accumulated
    Depreciation/Depletion                             (6,151,901)            (844,526)            (844,526)            (844,526)
12. Net Property, Plant & Equipment
    (FOOTNOTE)                                         15,897,599            8,895,056            8,895,056            8,895,056
13. Due From Insiders
14. Other Assets - Net of Amortization
    (Attach List)                                       5,741,869              481,876              481,876              481,876
15. Other (Attach List)                               100,961,429          124,215,962          124,215,962          124,215,962
16. Total Assets                                      168,339,305          133,907,653          133,907,653          133,907,653

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                   413,580              413,580              402,039
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                           1,705,946            1,705,946            1,705,946
23. Total Post Petition Liabilities                                          2,119,526            2,119,526            2,107,985

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                            75,885,064           13,509,318           13,590,741           13,680,889
25. Priority Debt (FOOTNOTE)                            1,412,879
26. Unsecured Debt                                     19,966,456           18,555,081           18,555,081           18,555,081
27. Other (Attach List)                               243,205,150          244,993,483          244,993,483          245,005,024
28. Total Pre Petition Liabilities                    340,469,549          277,057,882          277,139,305          277,240,994
29. Total Liabilities                                 340,469,549          279,177,408          279,258,831          279,348,979

EQUITY

30. Pre Petition Owners' Equity                                           (172,130,244)        (172,130,244)        (172,130,244)
31. Post Petition Cumulative Profit
    Or (Loss)                                                              (33,710,908)         (33,710,908)         (33,710,908)
32. Direct Charges To Equity
    (FOOTNOTE)                                                              60,571,397           60,489,974           60,399,826
33. Total Equity                                                          (145,269,755)        (145,351,178)        (145,441,326)
34. Total Liabilities and Equity                                           133,907,653          133,907,653          133,907,653

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                           SUPPLEMENT TO

CASE NUMBER:    401-40789-BJH-11                               ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                       SCHEDULED             MONTH                MONTH                MONTH
ASSETS                                                  AMOUNT               JAN-02               FEB-02               MAR-02
------                                                -----------         ------------         ------------         ------------
A.  Inventory Vendor Deposit                              130,000
B.  Leased Facility Deposit                               173,392
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                               303,392                    0                    0                    0

A.  Goodwill: Shepherd Products                         5,223,119
B.  Goodwill: DARCO                                       518,750
C.  Capitalized Lease                                                          481,876              481,876              481,876
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14        5,741,869              481,876              481,876              481,876

A.  Intercompany Receivables (FOOTNOTE)               100,961,429          124,215,962          124,215,962          124,215,962
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                          100,961,429          124,215,962          124,215,962          124,215,962

POST PETITION LIABILITIES

A.  Accrued Liabilities                                                        588,787              588,787              588,787
B.  Long Term Leases                                                         1,107,492            1,107,492            1,107,492
C.  Accrued Interest: Bank                                                       9,667                9,667                9,667
D.
E.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22                              1,705,946            1,705,946            1,705,946

PRE PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                      114,705,150          116,493,483          116,493,483          116,505,024
B.  10 3/8% Senior Sub. Notes                         105,000,000          105,000,000          105,000,000          105,000,000
C.  Sr. Sub. Exchangeable Notes                        23,500,000           23,500,000           23,500,000           23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27       243,205,150          244,993,483          244,993,483          245,005,024

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 2

CASE NUMBER:    401-40789-BJH-11

INCOME STATEMENT

                                                        MONTH                MONTH                MONTH               QUARTER
REVENUES                                                JAN-02               FEB-02               MAR-02               TOTAL
--------                                             ------------         ------------         ------------         ------------
1.  Gross Revenues
2.  Less: Returns & Discounts
3.  Net Revenue

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative                                3,900                 0.00                 0.00                3,900
12. Rent & Lease
13. Other (Attach List)                                     3,635                 0.00                 0.00                3,635
14. Total Operating Expenses                                7,535                 0.00                 0.00                7,535
15. Income Before Non-Operating
    Income & Expense                                       (7,535)                0.00                 0.00               (7,535)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                         2,133                 0.00                 0.00                2,133
17. Non-Operating Expense (Att List)
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                             2,133                 0.00                 0.00                2,133

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                                      (5,402)                0.00                 0.00               (5,402)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                           SUPPLEMENT TO

CASE NUMBER:    401-40789-BJH-11                               ACCRUAL BASIS - 2

INCOME STATEMENT

                                                        MONTH                MONTH                MONTH                QUARTER
OPERATING EXPENSES                                      JAN-02               FEB-02               MAR-02                TOTAL
------------------                                     ------------         ------------         ------------         ------------
A.  Repairs & Maintenance                                   3,635                                                          3,635
B.
C.
D.
E.
TOTAL OTHER OPERATING EXPENSES - LINE 13                    3,635                                                          3,635

OTHER INCOME & EXPENSES

A.   Collection of Bad Debt                                 2,133                                                          2,133
B.
C.
D.
E.
TOTAL NON-OPERATING INCOME - LINE 16                        2,133                                                          2,133

A.
B.
C.
D.
E.
TOTAL NON-OPERATING EXPENSE - LINE 17

A.
B.
C.
D.
E.
TOTAL OTHER EXPENSE - LINE 21 REORGANIZATION EXPENSES

A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION
EXPENSES - LINE 25

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 3

CASE NUMBER:    401-40789-BJH-11

CASH RECEIPTS AND                                       MONTH                MONTH                MONTH               QUARTER
DISBURSEMENTS                                           JAN-02               FEB-02               MAR-02               TOTAL
-----------------                                    ------------         ------------         ------------         ------------
1.  Cash - Beginning Of Month                                         SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION LP            SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 MARCH, 2002
CASE NUMBER:    401-40789-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                                    DIST LP      MFG          MGMT       HOLDING    COMP    KEVCO INC       TOTAL
                                                    -------   --------     ---------     -------    ----    ---------     ---------
 1  CASH-BEGINNING OF MONTH                              --    120,993     2,958,782          --      --        1,000     3,080,775

   RECEIPTS FROM OPERATIONS
 2  CASH SALES                                           --         --                                                           --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3  PRE PETITION                                         --         --                                                           --
 4  POST PETITION                                                   --                                                           --
 5  TOTAL OPERATING RECEIPTS                             --         --            --          --      --           --            --

   NON OPERATING RECEIPTS
 6  LOANS & ADVANCES                                                --                                                           --
 7  SALE OF ASSETS                                                  --                                                           --
 8  OTHER                                                --        151        12,020          --      --           --        12,171
        INTERCOMPANY TRANSFERS                       11,541    (10,553)           12          --               (1,000)           --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC.                                                             8,036                  --
             INTEREST INCOME                                       151         3,984

 9  TOTAL NON OPERATING RECEIPTS                     11,541    (10,402)       12,032          --      --       (1,000)       12,171

10  TOTAL RECEIPTS                                   11,541    (10,402)       12,032          --      --       (1,000)       12,171

11  CASH AVAILABLE                                   11,541    110,591     2,970,814          --      --           --     3,092,946

   OPERATING DISBURSEMENTS
12  NET PAYROLL                                                               17,547                                         17,547
13  PAYROLL TAXES PAID                                              --         7,695                                          7,695
14  SALES, USE & OTHER TAXES PAID                    11,541         --                                                       11,541
15  SECURED/RENTAL/LEASES                                           --         3,214                                          3,214
16  UTILITIES                                                       --           188                                            188
17  INSURANCE                                                       --        98,810                                         98,810
18  INVENTORY PURCHASES                                             --                                                           --
19  VEHICLE EXPENSE                                                 --                                                           --
20  TRAVEL                                                          --                                                           --
21  ENTERTAINMENT                                                   --                                                           --
22  REPAIRS & MAINTENANCE                                           --                                                           --
23  SUPPLIES                                                        --                                                           --
24  ADVERTISING                                                                                                                  --
25  OTHER                                                --          9           796          --      --           --           805
              LOAN PAYMENTS                                         --            --                                             --
                 FREIGHT                                            --                                                           --
                 CONTRACT LABOR                                     --           493                                            493
                 401 K PAYMENTS                                     --                                                           --
                 PAYROLL TAX ADVANCE ADP                                                                                         --
                 WAGE GARNISHMENTS                                                                                               --
                 MISC.                                               9           303                                            312

26  TOTAL OPERATING DISBURSEMENTS                    11,541          9       128,250          --      --           --       139,800

   REORGANIZATION DISBURSEMENTS
27  PROFESSIONAL FEES                                               --        10,553                                         10,553
28  US TRUSTEE FEES                                                 --                                                           --
29  OTHER                                                                                                                        --
30  TOTAL REORGANIZATION EXPENSE                         --         --        10,553          --      --           --        10,553

31  TOTAL DISBURSEMENTS                              11,541          9       138,803          --      --           --       150,353

32  NET CASH FLOW                                        --    (10,411)     (126,771)         --      --       (1,000)     (138,182)

33  CASH-END OF MONTH                                    --    110,582     2,832,011          --      --           --     2,942,593

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 4

CASE NUMBER:    401-40789-BJH-11

                                                       SCHEDULED           MONTH            MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                               AMOUNT             JAN-02           FEB-02           MAR-02
-------------------------                             -----------        ----------       ----------       ----------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +                                                                   314,759          314,759          314,759
5.  Total Accounts Receivable                          17,545,859          314,759          314,759          314,759
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net) (Footnote)               17,545,859          314,759          314,759          314,759

AGING OF POST PETITION                                           MONTH: MARCH-02
TAXES AND PAYABLES                                                      --------

                                                    0 - 30          31 - 60          61 - 90          91 +
TAXES PAYABLE                                        DAYS            DAYS             DAYS            DAYS            TOTAL
-------------                                      -------          -------          -------          ----           -------
1.  Federal
2.  State
3.  Local
4.  Other (See Below)                              402,039                                                           402,039
5.  Total Taxes Payable                            402,039                                                           402,039
6.  Accounts Payable                                                                                                       0

STATUS OF POST PETITION TAXES                                    MONTH: MARCH-02
                                                                        --------


                                                     BEGINNING TAX      AMOUNT WITHHELD                           ENDING TAX
FEDERAL                                               LIABILITY*        AND/OR ACCRUED       (AMOUNT PAID)        LIABILITY
-------                                              -------------      ---------------      -------------        ----------
1.  Withholding**
2.  FICA - Employee**
3.  FICA - Employer**
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property (FOOTNOTE)                               413,580                                (11,541)          402,039
13. Personal Property
14. Other (Attach List)
15. Total State And Local                                  413,580                                (11,541)          402,039
16. Total Taxes                                            413,580                                (11,541)          402,039

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 5

CASE NUMBER:  401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                          MONTH:    MARCH-02
                                                                 --------------

BANK RECONCILIATIONS                          Account # 1           Account # 2
--------------------                          -----------           -----------
A. BANK:                                                                            Other Accounts
B. ACCOUNT NUMBER:                                                                  (Attach List)          TOTAL
C. PURPOSE (TYPE):
1. Balance Per Bank Statement
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books                                                                                0
6. Number of Last Check Written


INVESTMENT ACCOUNTS

                                          DATE                 TYPE OF
BANK, ACCOUNT NAME & NUMBER            OF PURCHASE           INSTRUMENT          PURCHASE PRICE          CURRENT VALUE
---------------------------            -----------           ----------          --------------          -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                           0

CASH

12.   Currency On Hand                                                                                          0
13.   Total Cash - End of Month                                                                                 0


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ----     ----

CASE NAME:      KEVCO DISTRIBUTION, LP                   ACCRUAL BASIS - 6

CASE NUMBER:    401-40789-BJH-11                   MONTH      MARCH-02
                                                           -------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                    TYPE OF               AMOUNT                  TOTAL PAID
            NAME                    PAYMENT                PAID                    TO DATE
            ----                    -------               ------                  ----------
1.   Martin, Steve                  Payroll                                         99,229
2.   Martin, Steve                  Exp. Reimb.                                      1,390
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders                                                    100,619


                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                                    TOTAL
                                        AUTHORIZING          AMOUNT          AMOUNT         TOTAL PAID TO            INCURRED
            NAME                         PAYMENT            APPROVED          PAID             DATE                  & UNPAID *
            ----                        -----------        ----------        -------        -------------           -----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Professionals

   * Include all fees incurred, both approved and unapproved

            POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND
                          ADEQUATE PROTECTION PAYMENTS

                                            SCHEDULED         AMOUNTS
                                             MONTHLY           PAID
                                            PAYMENTS          DURING          TOTAL UNPAID
     NAME OF CREDITOR                         DUE             MONTH          POST PETITION
     ----------------                       ---------        --------        --------------
1.   Bank of America                                                           13,680,889
2.   Leases Payable                                                               None
3.
4.
5.   (Attach List)
6.   TOTAL                                                                     13,680,889


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ----     ----

CASE NAME:      KEVCO DISTRIBUTION, LP                    ACCRUAL BASIS - 7

CASE NUMBER:    401-40789-BJH-11

                                                   MONTH:        MARCH-02
                                                           --------------------

QUESTIONNAIRE

                                                                                                               YES             NO
                                                                                                               ---             --
1.   Have any Assets been sold or transferred outside the normal course of business this reporting period?                     X

2.   Have any funds been disbursed from any account other than a debtor in possession account?                                 X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                    X

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                                            X

5.   Have any Post Petition Loans been received by the debtor from any party?                                                  X

6.   Are any Post Petition Payroll Taxes past due?                                                                             X

7.   Are any Post Petition State or Federal Income Taxes past due?                                                             X

8.   Are any Post Petition Real Estate Taxes past due?                                                                         X

9.   Are any other Post Petition Taxes past due?                                                                               X

10.  Are any amounts owed to Post Petition creditors delinquent?                                                               X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                                        X

12.  Are any wage payments past due?                                                                                           X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                                               YES             NO
                                                                                                               ---             --
1.   Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?            X

2.   Are all premium payments paid current?                                                                     X

3.   Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

            TYPE OF POLICY                       CARRIER              PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
            --------------                       -------           --------------------         --------------------------
Property, Auto, General Liability      Aon Risk Services           3/1/02-9/1/02                Semi-Annual    $  98,598
D&O Liability                          Great American Insurance    11/1/2001-10/31/2004         Annual         $  64,657


This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---      ----

CASE NAME:      KEVCO DISTRIBUTION, LP                FOOTNOTES SUPPLEMENT
                                                      ACCRUAL BASIS
CASE NUMBER:    401-40789-BJH-11
                                                      MONTH:     MARCH 31, 2002
                                                            -------------------





ACCRUAL
BASIS
FORM
NUMBER  LINE NUMBER  FOOTNOTE / EXPLANATION
------  -----------  ----------------------
1       1            Pursuant to the February 12, 2001 Order (1) Authorizing
3       1            Continued Use of Existing Forms and Records; (2)
                     Authorizing Maintenance of Existing Corporate Bank Accounts
                     and Cash Management System; and (3) Extending Time to
                     Comply with 11 U.S.C. Section 345 Investment Guidelines,
                     funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                     1295026976. The Bank of America lead account is
                     administered by, and held in the name of, Kevco Management
                     Co. (co-debtor, Case No. 401-40788-BJH-11). Accordingly,
                     all cash receipts and disbursements flow through Kevco
                     Management's Bank of America DIP account. A schedule
                     allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

1       4            As of July 2001, the remaining accounts receivable are for
4       7            commissions earned for the sale of consigned inventory.
                     Although collection is uncertain, Debtor will maintain
                     these receivables on the balance sheet until such time as
                     the likelihood of collection can be more accurately
                     determined.

1       5, 12        Pursuant to Asset Purchase Agreements approved by the Court
                     (see prior Monthly Operating Reports for details), Debtor
                     has sold most of its assets.

1       22           The Debtor records on its books accruals for certain
                     liabilities based on historical estimates. While known
                     creditors were listed on the Debtor's Schedules, the
                     estimated amounts were not. Accordingly, for purposes of
                     this report, the accrued liabilities are reflected as
                     post-petition "Accrued Liabilities."

1       15A          Intercompany receivables/payables are from/to co-debtors
1       27A          Kevco Management Co. (Case No. 401-40788-BJH-11), Kevco
7       3            Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
                     Holding, Inc. (Case No. 401-40785-BJH-11), DCM Delaware,
                     Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                     401-40786-BJH-11), Kevco Components, Inc. (Case No.
                     401-40790-BJH-11), and Kevco, Inc. (Case No.
                     401-40783-BJH-11).

1       18           Property tax owing is an accrual only and not yet due.
4       12

1       24           The direct charges to equity are due to secured debt
1       32           reductions pursuant to sales of Kevco Manufacturing, LP's
                     operating divisions, the asset sale of the South Region of
                     Kevco Distribution, as well as direct cash payments. The
                     secured debt owed to Bank of America by Kevco, Inc. (Case
                     No. 401-40783-BJH) has been guaranteed by all of its
                     co-debtors (see Footnote 1,27A); therefore, the secured
                     debt is reflected as a liability on all of the Kevco
                     entities. The charge to equity is simply an adjustment to
                     the balance sheet.

1       25           Pursuant to Order dated February 12, 2001 and Supplemental
                     Order dated March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300
                     per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to
                     continue allowing employees to use vacation time as
                     scheduled.
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